UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Avanos Medical, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! AVANOS MEDICAL, INC. 5405 WINDWARD PARKWAY ALPHARETTA, GA 30004 AVANOS MEDICAL, INC. 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET You invested in AVANOS MEDICAL, INC. and it’s time to vote! You have the right to vote on the proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on April 28, 2022. Vote Virtually at the Meeting* April 28, 2022 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AVNS2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D74379-P67647 Get informed before you vote View the Combined Proxy Statement/Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 14, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials. Your Vote Counts!AVANOS MEDICAL, INC.5405 WINDWARD PARKWAYALPHARETTA, GA 30004AVANOS MEDICAL, INC. 2022 Annual MeetingVote by April 27, 202211:59 PM ET You invested in AVANOS MEDICAL, INC. and it’s time to vote!You have the right to vote on the proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on April 28, 2022.Vote Virtually at the Meeting*April 28, 20229:00 a.m. Eastern TimeVirtually at:www.virtualshareholdermeeting.com/AVNS2022*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberV1.1For complete information and to vote, visit www.ProxyVote.com Control #D74379-P67647Get informed before you voteView the Combined Proxy Statement/Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 14, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials. TOPPAN MERRILL • Avanos • Avanos Medical, Inc. • SVC_XPP_Composer US / tm223935-3_def14a / 20-proxycard / Page: 3 / 4 • 03/15/22 @ 17:27 p.m. (es#:4) 22-3935-4 C2.1 P1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the 2022 Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D74380-P67647 1. Election of Directors (to serve until the 2023 Annual Meeting). Nominees: 1c. Patrick J. O’Leary 1a. Gary D. Blackford 1d. Maria Sainz 1b. John P . Byrnes 1e. Dr. Julie Shimer 2. Ratiﬁcation of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting ﬁrm for 2022. 3. Advisory vote to approve named executive ofﬁcer compensation. For For For For For For For Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the 2022 Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.Voting ItemsBoard RecommendsD74380-P676471. Election of Directors (to serve until the 2023 Annual Meeting). Nominees:1c. Patrick J. O’Leary1a. Gary D. Blackford1d. Maria Sainz1b. John P. Byrnes1e. Dr. Julie Shimer2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022.3. Advisory vote to approve named executive officer compensation For comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. TOPPAN MERRILL • Avanos • Avanos Medical, Inc. • SVC_XPP_Composer US / tm223935-3_def14a / 20-proxycard / Page: 4 / 4 • 03/15/22 @ 17:27 p.m. (es#:4) 22-3935-4 C2.1 P2